Net Finance Costs	12 Months Ended
Mar. 31, 2020
Net Finance Costs
Net Finance Costs
8	NET FINANCE COSTS

	Year ended March 31
	2020	2019	2018
	(in thousands)
Interest on borrowings (*)	$29,474	$33,530	$32,556
Reclassification of cash flow hedge to consolidated statements of income	—	—	375
Total interest expense (*)	29,474	33,530	32,931
Capitalized interest on eligible film rights and content advances	(8,703)	(9,437)	(13,263)
Total finance costs	20,771	24,093	19,668
Less: Interest income
Unwinding of interest	(9,807)	(13,227)	(932)
Bank deposits	(2,185)	(3,192)	(923)
Total finance income	(11,992)	(16,419)	(1,855)
	$8,779	$7,674	$17,813

For the year ended March 31, 2020, the capitalization rate of interest was 11.00% (2019: 10.21% and 2018:11.56%).

(*) includes interest expense in respect of financial liabilities classified at fair value through profit or loss $5,517 (2019: $10,682 and 2018: $4,338), significant discounting on long-term advance from customers $1,501 (2019: $458) and leases $184.